Summary Prospectus

December 29, 2010

Class / Ticker:  I / AIEMX

Alger Emerging Markets Fund

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.alger.com. You can also get this information at no cost by calling 1(800)992-3863 or by sending an e-mail request to summaryprospectus@alger.com. The Fund's Prospectus and Statement of Additional Information, both dated December 29, 2010, are incorporated by reference to this Summary Prospectus, and may be obtained at no cost in the same manner as described above.

Investment Objective

Alger Emerging Markets Fund seeks long-term capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. There are no sales charges on purchases or redemptions. The numbers below are estimated assuming $20 million in net assets. If actual net assets are less, the actual expense ratio will be higher.

Class	I
Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.10%
Distribution and/or Shareholder Servicing (12b-1) Fees	.25%
Other Expenses	0.35%
Total Annual Fund Operating Expenses	1.70%

Example

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The examples assume that you invest $10,000.00 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

Class	1 Year	3 Years
I	$173	$536

Inspired by Change, Driven by Growth.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund's performance. The Fund will not include financial highlights, including its portfolio turnover rate, in its Prospectus until it completes its first fiscal year.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of emerging country issuers. Fred Alger Management, Inc. may consider classifications including those of the World Bank, the International Finance Corporation, or the United Nations (and its agencies) in determining whether a country is an emerging country. Currently, most Central and South American, African, Asian and Eastern European nations are considered emerging countries, among others.

For purposes of the Fund's investment strategies, an emerging country issuer is a company (i) that is organized under the laws of, or has a principal office in, an emerging country; (ii) whose principal trading market is in an emerging country; or (iii) that has a majority of its assets, or that derives a significant portion of its revenue or profits from businesses, investments or sales, in one or more emerging countries. An emerging country issuer may also include an exchange-traded fund that is principally invested in equity securities of emerging country issuers.

The Fund generally invests in at least three emerging countries, and, at times, may invest a substantial portion of its assets in a single emerging country. The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies.

Fred Alger Management, Inc. seeks investment opportunities in companies with fundamental strengths that indicate the potential for sustainable growth. Fred Alger Management, Inc. focuses on individual stock selection, building the Fund's portfolio from the bottom up through extensive fundamental research. In addition to using fundamental research, Fred Alger Management, Inc. employs a "quantitative" investment approach to selecting investments. A quantitative investment approach relies on financial models and computer databases to assist in the stock selection process. Proprietary computer models are capable of rapidly ranking a large universe of eligible investments using an array of traditional factors applied in financial analysis, such as cash flow, earnings growth, and price to earnings ratios, as well as other non-traditional factors.

The Fund can leverage, that is borrow money to purchase additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

The Fund can also invest in derivative instruments. The Fund currently expects that its primary uses of derivatives will involve: (1) purchasing put and call options and selling (writing) covered put and call options, on securities and securities indexes, to increase gain, to hedge against the risk of unfavorable price movements in the underlying securities, or to provide diversification of risk, and (2) entering into forward currency contracts to hedge the Fund's foreign currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.

Principal Risks

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The Fund's performance will be influenced by political, social and economic factors affecting investments in emerging country issuers. Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards. The securities of issuers located in emerging markets can be more volatile, and less liquid, than those of issuers in more mature economies.

The Fund may invest heavily in issuers located in emerging countries such as Brazil, Russia, India and China, and therefore may be particularly exposed to the economies, industries, securities and currency markets of such countries, which may be adversely affected by protectionist trade policies, a slow U.S. economy, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

A small investment in derivatives could have a potentially large impact on the Fund's performance. When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by the Fund is exercised, the Fund will not participate in any increase in the underlying security's value above the exercise price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes are subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Fund's portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty, and the risk that Fred Alger Management, Inc. may not predict accurately future foreign exchange rates.

The following risks also apply:

•  investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

•  the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

•  the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

Performance

The Fund will not include performance information in its Prospectus until it completes a full calendar year of operations.

Portfolio Management

Manager:	Fred Alger Management, Inc.

Portfolio Manager:	Deborah Vélez Medenica, CFA Senior Vice President Portfolio Manager Since December 2010

Shareholder Information

Purchasing and Redeeming Fund Shares

The Fund's Class I Shares provide an investment vehicle for institutional investors, such as corporations, foundations, and trusts managing various types of employee benefit plans, as well as charitable, religious and educational institutions. Typical institutional investors include banks, insurance companies, broker-dealers, investment advisers, investment companies, qualified pension and profit-sharing plans, non-qualified deferred compensation plans, trusts funding charitable, religious and educational institutions and investors who invest through such institutions (or through an organization that processes investor orders on behalf of such institutions) and do so by paying a management, consulting or other fee to such institutions for the right to invest.

Investors may purchase or redeem Fund shares on any business day through a financial intermediary.

Tax Information

The Fund's distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Fred Alger & Company, Incorporated • 111 Fifth Avenue • New York, NY 10003 • 800.992.3863 • www.alger.com

Emerg Mkt Ins 12/29/10